UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 9, 2008

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

16857 E. Saguaro Blvd.
Fountain Hills, Arizona 85268
(Address of principal executive offices) (Zip Code)

(480) 837-6165
(Registrant’s telephone number, including area code)

Suite 640, 602–12th Avenue SW
Calgary, AB Canada T2R 1J3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

The Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements.  We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.  Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Moreover, we operate in a very competitive and rapidly changing environment.  New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01.	Entry into a Material Definitive Agreement

As more fully described in Item 2.01 below, on December 5, 2008, we entered into an Agreement of Share Exchange and Plan of Reorganization (the “Share Exchange Agreement”) and consummated a share exchange (the “Share Exchange”) with Ophthalmic International, Inc. (“OI”), a Nevada corporation.  The closing of the transaction took place on December 9, 2008 (the “Closing Date”) and resulted in the acquisition of OI (the “Acquisition”).  Pursuant to the terms of the Share Exchange Agreement, we acquired all of the outstanding capital stock of OI from the five OI shareholders for an aggregate of 56,000,000 shares, or 69.8% of the Company’s common stock.

OI was founded in 1997 and until January 2007, was a subsidiary of Coronado Industries, Inc., a publicly traded company.  In January 2007, OI was acquired by G. Richard Smith, OI’s President and majority shareholder and formerly Chairman, Director and principal shareholder or Coronado Industries, Inc.  Since January 2007, OI has operated as a private company.

As a result of the Share Exchange Agreement, the OI shareholders transferred all their interest in OI to the Company and, as a result, OI became our wholly owned subsidiary.

As a further condition of the Share Exchange Agreement, the current officers and directors of the Company resigned and G. Richard Smith was appointed the sole officer and director of the Company.

The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration for the Acquisition, the process of exchanging the consideration and the effect of the acquisition.

This transaction is discussed more fully in Section 2.01 of this Current Report.  This brief discussion is qualified by reference to the provisions of the Share Exchange Agreement which is attached in full to this report as Exhibit 2.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets

CLOSING OF SHARE EXCHANGE AGREEMENT

As described in Item 1.01 above, on December 5, 2008, we acquired all of the issued and outstanding common stock of OI, in accordance with the Share Exchange Agreement.  The closing of the transaction took place on December 9, 2008 (the “Closing Date” or the “Closing” ).  On the Closing Date, pursuant to the terms of the Share Exchange Agreement, we acquired all of the outstanding capital stock of OI from the OI shareholders; and the OI shareholders transferred and contributed all of their share interests in OI to us.  In exchange, we issued to the OI shareholders 56,000,000 shares, or approximately 69.8% of our common stock.  On the Closing Date, OI became our wholly owned subsidiary.

Prior to the Acquisition, G. Richard Smith owned 85% of the issued and outstanding capital stock of OI.

BUSINESS

Overview

Since 1997, Ophthalmic International, Inc. has manufactured and marketed a fixation device with a patented designed suction ring that treats Open Angle and Pigmentary glaucoma.

In the United States, glaucoma is the second leading cause of blindness affecting approximately 3,000,000 persons. Of those, about 60,000 are legally blind. If detected and treated early, glaucoma need not cause blindness or even severe vision loss. While there is no cure for glaucoma, we believe that its patented device and process provide an effective treatment for afflicted persons and that a significant global market for its patented process, equipment and rings currently exists. OI has not yet received FDA approval for sale of its products in the United States and at this time it appears OI’s sales in Europe and Canada will be negatively impacted until such FDA approval is obtained.

Glaucoma may have many forms which cause or present a feature of progressive damage to the optic nerve due to increased pressure within the eyeball. As the optic nerve deteriorates, blind spots and patterns develop. If left untreated, the result may be total blindness. The space between the lens and the cornea in the eye is filled with a fluid called the aqueous humor. This fluid circulates from behind the colored portion of the eye (the iris) through the opening at the center of the eye (pupil) and into the space between the iris and cornea. The aqueous humor is produced constantly, so it must be drained constantly. The drain is at the point where the iris and cornea meet, known as the drainage angle, which directs fluid into a channel (Schlemm’s canal) that then leads it to a system of small veins outside the eye. When the drainage angle does not function properly, the fluid cannot drain and pressure builds up within the eye. Pressure also is exerted on another fluid in the eye, the vitreous humor behind the lens, which in turn presses on the retina. This pressure affects the fibers of the optic nerve, slowly damaging them. The result over time is a loss of vision.

The Fixation Device

After four years of ongoing studies involving Dr. John T. LiVecchi, M.D., F.A.C.S., then Assistant Clinical Professor of Ophthalmology, Allegheny University and Dr. Guillermo Avolos, Professor of Ophthalmology, University of Guadalajara, Mexico, it was determined that a 2 minute treatment with Ophthalmic International’s “vacuum fixation device and patented design suction ring” temporarily reduced inter-ocular pressure (“I.O.P.”) in the treatment of Open Angle Glaucoma by approximately 6 Hg for an average of three months at which time the treatment can be repeated with no serious side effects. This I.O.P. lowering is achieved when the external suction device is applied over the perilimbal area for a specified time. With this treatment the Registrant believes that there are no harmful side effects, like those associated with eye drop treatments. In addition, the patent entitled “Open Angle Glaucoma Treatment Apparatus and Method” has been approved.

The first clinical study of OI’s product (the “PNT device”) was conducted on 86 patients over an 8 month period in 1992 by Dr. Avolos in Guadalajara, Mexico. The second clinical study of OI’s product was conducted on 250 patients over a two-year period ending in 1996 by Dr. Avolos and Dr. LiVecchi. OI initiated a third study in September 1997 conducted by Dr. Leo Bores, the Medical Director of a Scottsdale treatment center. This third study involved approximately 150 patients.

OI executed a distribution agreement dated September 9, 2003, with EuPharmed s.r.l. of Rome, Italy (“EuP”) which grants the exclusive distribution rights for OI’s PNT products for the country of Italy to EuP for a period of five years (the “Italian Contract”). This agreement provides for monthly minimum purchase quantities commencing in March 2004. That date was postponed until after the Type 2a product classification was received by OI. OI received its Type 2a product classification in July 2004.  In 2007, EuP and OI mutually agreed to terminate the Italian Contract and OI entered into a similar distribution agreement with Go Tech Medical Device, s.r.l. (“Go Tech”).

OI executed a distribution agreement dated November 10, 2003, with Izasa, S.A. of Madrid, Spain (“Izasa”) which grants the exclusive distribution rights for OI’s PNT products for the country of Spain to Izasa for a period of five years (the “Spanish Contract”). Izasa may extend the agreement for an additional two years by agreeing to additional minimum purchases. This agreement provides for annual minimum purchase quantities commencing in January 2004. OI executed another agreement dated December 5, 2003, with Izasa which grants to Izasa the exclusive distribution rights to Izasa for the country of Portugal on the same terms as the Spanish Contract, except for the monthly minimum purchase quantities for Portugal (the “Portuguese Contract”).  Izasa was in violation of the Spanish Contract and the Portuguese Contract during 2005 with respect to the number of units ordered by Izasa. OI is considering terminating these contracts with Izasa and negotiating a distribution contract with another company.

The receipt by OI in 2004 of its Type 2a product classification allows OI to sell its product in any European Union country.  Therefore, after 2004, OI intensified its marketing efforts in Europe to increase foreign market sales.

On April 21, 2006, OI entered into an agreement with Laboratories DOLIAGE SAS (“LDS”) which appointed LDS as OI’s exclusive partner in France to market and distribute the PNT equipment and rings under an arrangement whereby costs paid for the products and certain LDS marketing and administrative expenses are charged against sales proceeds, with OI and LDS sharing equally in the net proceeds. OI’s agreement with LDS has an initial term of 8 years, provided an annual budget for each subsequent year is agreed upon by the parties by December 31. OI and LDS did not agree to an annual budget for 2007 by December 31, 2006. Therefore, either party may now terminate this agreement.

In 2008, OI entered into distribution agreements for the countries of Bulgaria, Croatia and Macedonia with IPSAF of Sofia, Bulgaria and for Poland with Pharm Supply of Warsaw, Poland.  These agreements have terms similar to the distribution agreement with Go Tech.

During the fiscal year ending September 30, 2008, OI only sold product under the Go Tech and the LDS distribution agreements.  Under the other distribution agreements the distributor is waiting for the local government to approve the product for use in the national health care system or for national health care to approve reimbursement to private physicians.

OI’s vacuum equipment is composed of special order parts, such as the molded case, display board, circuit boards, and motors, all for which OI has established manufacturing relationships with manufacturers. OI assembles the vacuum fixation device at its offices in Fountain Hills, Arizona. OI purchased the patented rings on a purchase-order basis from a medical device manufacturer, which manufactured the rings from the specially designed mold owned by OI.

Governmental Regulation

No medical device may be sold or distributed in the United States without FDA approval or an exemption from such approval. The FDA has the authority to enjoin the manufacture and sale of a medical device, to seize such device and to levy fines against a manufacturer or seller of a medical device which has not been registered or approved for sale in the United States. A device which needs FDA approval is considered a Class III device, unless a similar product with a similar intended use has previously been granted FDA approval (a “Class II Device”) or the FDA has listed the product as generally safe and not needing FDA approval (a “Class I Device”). The process for having the FDA remove a device from the Class III category to a Class II category is called a 510(k) application.

Coronado Industries, Inc., OI’s parent (“Coronado”), submitted a 510(k) premarket notification to the FDA on its PNT product in August 1998. The FDA rejected this notification in October 1998, on the basis that the PNT product was not substantially equivalent to other products currently on the market and intended to lower intraocular pressure. Coronado met with the FDA in February 1999 to discuss the concerns expressed by the agency with respect to the substantial equivalence and safety of the PNT product. Coronado made a submission to the FDA in April 1999 that was intended to provide the agency with detailed information addressing many of the concerns expressed by the FDA at the February 1999 meeting. This submission did not satisfy the FDA with respect to the patient risk associated with the clinical use of the PNT product.

In February 1999, the FDA requested more information be submitted on patients treated to date with the PNT product. In September 1999, the FDA demanded Coronado submit a new clinical protocol for additional patient studies. Throughout 2006, Coronado continued negotiation with the FDA concerning various features of the protocol and the study, such as the length of the study and the number of patients, in hopes of expediting FDA approval.  In 2006, the FDA informally advised Coronado that Coronado would need a clinical patient study involving at least 300 patients using the PNT product in the U.S. for at least one year in order to receive FDA approval.  However, the protocols for that U.S. patient study would only be approved after an independent clinical patient study of six months had been submitted to the FDA.  All previous patient studies submitted to the FDA had been company monitored.

At the present time, OI is planning on conducting an independent six-month patient study in Canada, and then submitting protocols to the FDA for a one-year U.S. patient study.  OI presently estimates the cost of the independent six-month Canadian study to be approximately $1,500,000 and the cost of the one-year U.S. study to be $5,000,000.  OI currently estimates the time required to complete these two patient studies and to receive final FDA approval to be approximately three years.  There is no assurance the FDA will ever approve any protocols for a U.S. patient study or that OI’s PNT product will ever receive FDA approval.

A Class III device may be approved for sale and distribution in the United States by the FDA pursuant to a Premarket Approval Application (“PMA”). The FDA approves PMAs after a review of the clinical trials information contained therein demonstrating that the device is safe and effective for its labeled indications. In addition, the FDA will inspect the facilities where the device is manufactured prior to approving a PMA.

Clinical data to support either a 510(k) premarket notification or a PMA must be collected pursuant to the FDA’s Investigational Device Exemption (“IDE”) regulation. The IDE regulation describes two types of device studies: (1) significant risk and (2) nonsignificant risk studies. The principal difference from a regulatory point of view between the two types of studies is that significant risk studies must be reviewed and approved by both the FDA and an Institutional Review Board (“IRB”) before they may be initiated, while nonsignificant risk studies require only IRB review and approval prior to study initiation. OI believes that its studies of its PNT product are nonsignificant risk in nature. OI therefore conducted several clinical studies of the PNT product after receiving IRB approval in 1994, 1996, and 1998 from three different IRBs. The approximately 170 patients treated at the Scottsdale treatment center from 1997 to 1999 were treated in accordance with the clinical protocols that received IRB approval in 1994 and 1998. No negative adverse reactions have been reported in connection with the use of the PNT device on glaucoma patients for any of the studies conducted. However, as of March 3, 2000, the FDA is maintaining that the PNT product presents “significant risk” to patients and is requiring the additional patient study proceed under “significant risk” criteria.

The manufacturer of a medical device which is to be distributed in the United States must be inspected and registered with the FDA. The company which currently manufactures OIs’s suction ring and the company which sterilizes and packages this ring are registered as medical device manufacturers with the FDA. OI’s facility was inspected and registered with the FDA as a manufacturer of the predecessor fixation device product and the PNT product in 1996.

No medical device may be advertised for sale in the United States with a false or misleading label or advertisement. The fixation device which preceded the PNT product device was advertised, used and sold as a device for certain types of invasive eye surgeries. Therefore, that product was labeled as only being used for eye surgery, and not the treatment of glaucoma. The labeling of the PNT product as a glaucoma treatment device or a device for the lowering of inter-ocular pressure of glaucoma patients must be approved by the FDA (or the product must be exempt from FDA registration as a Class I or Class II device), for OI to advertise and sell its PNT device as a glaucoma treatment product in the United States.

Patent

On February 11, 1997, the U.S. Patents and Trademarks Office issued a seventeen-year patent to Ophthalmic International, L.L.C., another subsidiary of Coronado, Patent Number 5,601,548, for the process, equipment and the procedure. In 2007, this patent was transferred from Ophthalmic International, L.L.C. to OI.  OI believes, without assurance, that this patent provided OI with a substantial competitive advantage over current glaucoma treatment competitors. OI is not aware of any other patent being granted for glaucoma treatment.

OI follows a policy of aggressively pursuing claims of infringement on its patent and OI does not believe its patent, or product or services infringed on the rights of any other person.

Competition

The medical device and service industries are highly competitive. OI’s patented device and treatment process are in competition with established and future glaucoma treatment procedures and products. Since Medicare does not currently reimburse patients for the cost of these prescription medications but has paid for the PNT procedure in the past, OI believes a substantial number of the glaucoma patients in the U.S. would benefit economically from the PNT procedure to the extent their prescription medication could be reduced.

Employees

In addition to G. Richard Smith, its sole officer and director, during 2007 and 2008, OI engaged one person as a full-time consultant.  OI may hire additional consultants and/or employees in the future.

Description of Property

Coronado, OI’s former parent, entered into a five-year lease for approximately 3,500 square feet of space at a monthly rent of $4,520 commencing on December 1, 2004. In January 2007, as part of the sale of OI to Mr. Smith, this lease was assigned to him.  OI’s address is 16857 E. Saguaro Boulevard, Fountain Hills, Arizona 85268.

Legal Proceedings

No legal proceedings are currently pending against or by OI.

Submission of Matters to a Vote of Security Holders

On December 5, 2008, G. Richard Smith, as majority shareholder of OI, consented to OI’s execution of the Share Exchange Agreement.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business

•	WE NEED TO RECEIVE FDA PRODUCT APPROVAL TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO RECEIVE THIS APPROVAL WILL CAUSE THE FAILURE TO GENERATE REVENUE.

In order to maximize our potential revenues, we must receive FDA approval for the sale of our PNT product in the U.S.  Currently, we perceive the U.S. as the largest single market for our PNT product.  Further, the failure to receive FDA product approval has a substantial negative impact on our product sale in foreign markets.  There is no assurance that we will ever receive FDA product approval.  It is anticipated that the cost of performing the clinical patient studies currently required by the FDA on our PNT product will be approximately $6,500,000.  (See “Government Regulation,” above, and “Management’s Discussion and Analysis of Financial Condition,” below.)

•	WE MAY HAVE DIFFICULTY RAISING NECESSARY CAPITAL TO FUND OPERATIONS AND THE REQUIRED CLINICAL STUDIES.

At present we have no agreement or arrangements to obtain the financing needed to fund our future operations and the clinical patient studies currently required by the FDA.  If we do not obtain substantial funding in the short-term, we expect our operating expenses will continue to exceed our foreign sales revenues.  Our successful long-term future is dependent on receiving substantial funding in the short-term.  (See “Government Regulation,” above, and “Management’s Discussion and Analysis of Financial Condition,” below.)

•
OVER THE PAST ELEVEN YEARS WE HAVE GENERATED A NET DEFICIT OF OVER $12,000,000 AND NEVER MADE A PROFIT IN ANY QUARTER.  THERE IS NO ASSURANCE THAT WE WILL EVER GENERATE SUFFICIENT REVENUES TO BE PROFITABLE.

When OI was organized in 1997, we thought that FDA approval could be achieved relatively quickly and with minimal expense, and that strategy proved unsuccessful.  While waiting for FDA approval, in 2000 we adopted an agressive and expensive marketing plan for Europe which had some positive results, but not enough to cover our substantial foreign marketing expenses and our increased general and administrative expenses.  Thus, from 1997 through September 30, 2006, we generated a net deficit of over $12,000,000.  (See “Financial Statements.”)  In the future we intend to keep our marketing and corporate expenses to a minimum until we have obtained sufficient funding to proceed with our clinical patient studies.  However, there is no assurance we will ever generate sufficient revenues to be profitable.

•	IF WE ARE NOT ABLE TO IMPLEMENT OUR STRATEGIES IN ACHIEVING OUR BUSINESS OBJECTIVES, OUR BUSINESS OPERATIONS AND FINANCIAL PERFORMANCE MAY BE ADVERSELY AFFECTED.

Our business plan is based on circumstances currently prevailing and the basis and assumptions that certain circumstances will or will not occur, as well as the inherent risks and uncertainties involved in various stages of development.  However, there is no assurance that we will be successful in implementing our strategies or that our strategies, even if implemented, will lead to the successful achievement of our objectives.  If we are not able to successfully implement our strategies, our business operations and financial performance will be adversely affected, and it is unlikely our investors will ever profit from their investment.

•
WE MAY HAVE DIFFICULTY DEFENDING OUR INTELLECTUAL PROPERTY RIGHTS FROM INFRINGEMENT RESULTING IN LAWSUITS REQUIRING US TO DEVOTE FINANCIAL AND MANAGEMENT RESOURCES THAT WOULD HAVE A NEGATIVE IMPACT ON OUR OPERATING RESULTS.

We regard our trade secrets, patents and similar intellectual property as critical to our success.  We rely on patent and trade secret law, as well as confidentiality and license agreements with certain of our suppliers, customers and others to protect our proprietary rights. No assurance can be given that our patents will not be challenged, invalidated, infringed or circumvented, or that our intellectual property rights will provide competitive advantages to us.

•	WE DEPEND ON OUR KEY MANAGEMENT PERSONNEL AND THE LOSS OF THEIR SERVICES COULD ADVERSELY AFFECT OUR BUSINESS.

We place substantial reliance upon the efforts and abilities of our executive officer, G. Richard Smith.  The loss of his services, even for a short period of time, could have a material adverse effect on our business, operations, revenues or prospects.  We do not maintain key man life insurance on the life of Mr. Smith.

•	WE MAY NEVER PAY ANY DIVIDENDS TO SHAREHOLDERS.

We have never paid any dividends and have not declared any dividends to date in 2008.  The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant.  Our Board of Directors does not intend to distribute dividends in the near future.  There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

•	MANAGEMENT EXERCISES SIGNIFICANT CONTROL OVER MATTERS REQUIRING SHAREHOLDER APPROVAL WHICH MAY RESULT IN THE DELAY OR PREVENTION OF A CHANGE IN OUR CONTROL.

G. Richard Smith, our Chief Executive Officer and Chief Financial Officer, through his common stock ownership, currently has voting power equal to approximately 65.8% of our voting securities.  As a result, management through such stock ownership exercises significant control over all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions.  This concentration of ownership in management may also have the effect of delaying or preventing a change in control of us that may be otherwise viewed as beneficial by shareholders other than management.

•	WE MAY INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We may incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly.  We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers.  We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

•
WE MAY NOT BE ABLE TO MEET THE ACCELERATED FILING AND INTERNAL CONTROL REPORTING REQUIREMENTS IMPOSED BY THE SECURITIES AND EXCHANGE COMMISSION RESULTING IN A POSSIBLE DECLINE IN THE PRICE OF OUR COMMON STOCK AND OUR INABILITY TO OBTAIN FUTURE FINANCING.

As directed by Section 404 of the Sarbanes-Oxley Act, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company’s financial statements must also attest to and report on management’s assessment of the effectiveness of the company’s internal controls over financial reporting as well as the operating effectiveness of the company’s internal controls. While we will not be subject to these requirements for the fiscal year ended September 30, 2009, we will be subject to these requirements beginning October 1, 2009.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our common stock and our ability to secure additional financing as needed.

Risks Related to Our Securities

•
OUR ARTICLES OF INCORPORATION PROVIDE FOR INDEMNIFICATION OF OFFICERS AND DIRECTORS AT OUR EXPENSE AND LIMIT THEIR LIABILITY WHICH MAY RESULT IN A MAJOR COST TO US AND HURT THE INTERESTS OF OUR SHAREHOLDERS BECAUSE CORPORATE RESOURCES MAY BE EXPENDED FOR THE BENEFIT OF OFFICERS AND/OR DIRECTORS.

Our articles of incorporation and applicable Nevada law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s written promise to repay us if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us which we will be unable to recoup.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933  (the “Securities Act”) and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with the securities being registered, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develop.

•
OUR SHARES OF COMMON STOCK MAY BE VERY THINLY TRADED, OR NOT AT ALL, THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

We have a trading symbol for our common stock, CYTC, which permits our shares to be quoted on the OTCBB. However, our stock has not yet traded and our shares of common stock may be very thinly traded in the future, and the price, if traded, may not reflect our value.  There can be no assurance that there will be an active market for our shares of common stock either now or in the future.  The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors.  There can be no assurance given that there will be any awareness generated.  Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business.  If a more active market should develop, the price may be highly volatile.  Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities.  Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price.  Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

•	WE MAY BE SUBJECT TO THE PENNY STOCK RULES WHICH WILL MAKE THE SHARES OF OUR COMMON STOCK MORE DIFFICULT TO SELL.

We may be subject now and in the future to the SEC’s “penny stock” rules if our shares of common stock sell below $5.00 per share.  Penny stocks generally are equity securities with a price of less than $5.00.  The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account.  The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction the broker dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

•
SALES OF OUR CURRENTLY ISSUED AND OUTSTANDING STOCK MAY BECOME FREELY TRADEABLE PURSUANT TO RULE 144 AND MAY DILUTE THE MARKET FOR YOUR SHARES AND HAVE A DEPRESSIVE EFFECT ON THE PRICE OF THE SHARES OF OUR COMMON STOCK.

68,000,000 of our outstanding 80,200,000 shares of common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws.  Rule 144 provides in essence that an “affiliated” person, such as Mr. Smith, who has held our restricted securities for a period of at least one year from the date of this Form 8-K filing, may, under certain conditions, sell every three months in brokerage transactions, a number of shares that does not exceed the greater of 1% of an OTCBB company’s outstanding shares of common stock.  There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the restricted securities have been held by the owner for a period of one year from the date of this Form 8-K filing.  A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

•	THE MARKET FOR PENNY STOCKS HAS EXPERIENCED NUMEROUS FRAUDS AND ABUSES WHICH COULD ADVERSELY IMPACT INVESTORS IN OUR STOCK.

We believe that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

a.	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
b.	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;
c.	“Boiler room” practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
d.	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
e.
Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

We believe that many of these abuses have occurred with respect to the promotion of low price stock companies that lacked experienced management, adequate financial resources, an adequate business plan and/or marketable and successful business or product.

•	OUR CONTROLLING STOCKHOLDERS MAY TAKE ACTIONS THAT CONFLICT WITH YOUR INTERESTS.

G. Richard Smith, our sole officer and director, beneficially owns approximately 65.8% of our common stock pursuant to the terms of the Share Exchange Agreement.  In this case, Mr. Smith will be able to exercise control over all matters requiring stockholder approval, including the election of directors, amendment of our certificate of incorporation and approval of significant corporate transactions, and he will have significant control over our management and policies. The directors elected by Mr. Smith will be able to significantly influence decisions affecting our capital structure. This control may have the effect of delaying or preventing changes in control or changes in management, or limiting the ability of our other stockholders to approve transactions that they may deem to be in their best interest. For example, Mr. Smith will be able to control the sale or other disposition of our operating businesses and subsidiaries to another entity.

•
OUR BOARD OF DIRECTORS HAS THE AUTHORITY, WITHOUT STOCKHOLDER APPROVAL, TO ISSUE SHARES OF “BLANK CHECK” PREFERRED STOCK WITH TERMS THAT MAY NOT BE VIEWED AS BENEFICIAL TO COMMON STOCKHOLDERS, AND WHICH MAY ADVERSELY AFFECT COMMON STOCKHOLDERS

Our articles of incorporation allow us to issue shares of preferred stock without any vote by our stockholders. Our Board of Directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our Board of Directors also has the authority to issue preferred stock without further stockholder approval. As a result, our Board of Directors could authorize the issuance of preferred stock that would grant to holders the preferred right to vote on decisions submitted for a vote of the stockholders, to a priority on distribution of our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock, and similar rights and priorities over our common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF OPERATIONS

Operations

Revenues in year 2008 increased by 76.8% ($49,399) and General and Administrative Expenses decreased by 57.8% ($346,499), but total expenses far exceeded revenues in the 2008 fiscal year ending September 30.  The primary reason for the decrease in General and Administrative Expenses in year 2008 was we had eight full-time consultants and employees in the first quarter of fiscal year 2007, whereas we had only two full time consultants in year 2008 and neither received their entire compensation. In fact, our President received no compensation in 2007 or 2008. He is entitled to receive an annual salary of $180,000.  In 2008, our Legal and Professional Fees decreased by 76.5% ($80,073) from 2007 because we paid an investment banking consultant $75,000 in 2007.

Liquidity and Capital Resources

We suffered a severe liquidity shortage in 2007 and 2008. From January 2007 to September 30, 2008, we have borrowed a total of $440,860, including $260,860 from our President and other related parties.  These loans bear annual interest from 12% to 18% and all of the loans are due on demand or prior to September 30, 2009.  Our interest expense increased by 38.4% ($12,062) from 2007 to 2008.  Without substantial funding in the near future, our liquidity shortage will become critical.  We are hopeful we will be able to obtain substantial funding in the first half of the 2009 fiscal year, but we presently have no agreements or arrangements to obtain any such funding.

Over the next three years, we must obtain at least $8,000,000 of funding to finance our two planned patient clinical studies and a minimum level of administrative staff. If such funding is not obtained, it is unlikely we will receive FDA approval for the sale of our product in the U.S. Without FDA approval it is unlikely our foreign sales will be able to sustain our company.

Financial Statements

See Financial Statements starting on page F-1 for this information.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

CYTTA Corp. has not changed accountants or had any disagreements with its accountants during the audits of the last two fiscal years.

Controls and Procedures

Our management has responsibility for establishing and maintaining adequate internal control over financial reporting for us. Our management uses a framework for establishing these internal controls. This framework includes review of accounting detailed records on at least a quarterly basis by multiple senior officers of Continental Fuels, Inc. (formerly Coronado Industries, Inc.), at least one of whom operates outside of the corporate finance and accounting area, and one of whom operates within the area of corporate finance and accounting. This review process includes review of significant accounting records and source documents, such as general journal entry records, accounts payable records, and monthly bank statement reconciliations. Documentary records are kept of this review process.

The Company carried out an evaluation, under the supervision and with the participation of the Company’s management, including its Chief Executive Officer and Chief Financial Officer, of the effectiveness, as of September 30, 2008, of the design and operation of the Company’s disclosure controls and procedures pursuant to Exchange Act Rule 13a-15(e). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were ineffective to ensure that the information we are required to disclose in reports that we file or submit under the Securities and Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms. More specifically, the Company identified a material weakness due to a lack of sufficient personnel with appropriate knowledge in U.S. GAAP and lack of sufficient analysis and documentation of the application of U.S. GAAP to transactions, including but not limited to equity transactions. Management plans to identify an appropriate service provider to eliminate this material weakness.

There have been no changes in our internal control over financial reporting during the year ended September 30, 2008 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

The controls and procedures for our disclosure as well as our internal controls over financial reporting are processes designed by, or under the supervision of, the chief executive and chief financial officers, and effected by the Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. We believe that a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within a company have been detected. However, our Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures and its internal controls and procedures are effective at providing that reasonable level of assurance.

Our management believes that upon significant future growth in the number of accounting transactions we process, additional review and enhancement of internal controls will be required. Our management is planning to assign additional staff resources to assist with support for growth in the internal controls area when the increase in transaction velocity dictates this as a prudent step in order to maintain our effective level of internal controls.

MANAGEMENT

Appointment of New Officer and Director

In connection with the Share Exchange Agreement, we appointed G. Richard Smith as our sole officer and director.  Furthermore, concurrent with the closing of the Share Exchange Agreement, Mr. Robert Gosine, our President, CEO, Treasurer and Director, resigned from these positions.  Ms. Amber Dawn Bear Robe also resigned from her position as Secretary and a Director.

The following table sets forth the name, age and positions of our new executive officer and director as of the Closing Date.  Executive officers are elected annually by our Board of Directors.  Each executive officer holds his office until he resigns, is removed by the Board, or his successor is elected and qualified.  Directors are elected annually by our stockholders at the annual meeting.  Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

Name	Age	Position

G. Richard Smith	61	Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and Director

A brief biography of Mr. Smith is fully described in Item 5.02.  The information therein is hereby incorporated in this section by reference.

We have not entered into any employment agreements with Mr. Smith, but the Board of Directors approved an annual salary of $180,000 for him.

Code of Ethics

We currently do not have a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer.

Conflicts of Interest

Certain potential conflicts of interest are inherent in the relationships between our sole officer and director, and us.

From time to time, one or more of our affiliates may form or hold an ownership interest in and/or manage other businesses both related and unrelated to the type of business that we own and operate.  These persons expect to continue to form, hold an ownership interest in and/or manage additional other businesses which may compete with ours with respect to operations, including financing and marketing, management time and services and potential customers.  These activities may give rise to conflicts between or among the interests of us and other businesses with which our affiliates are associated.  Our affiliates are in no way prohibited from undertaking such activities, and neither we nor our shareholders will have any right to require participation in such other activities.

Further, because we intend to transact business with some of our officers, directors and affiliates, as well as with firms in which some of our officers, directors or affiliates have a material interest, potential conflicts may arise between the respective interests of us and these related persons or entities.  We believe that such transactions will be effected on terms at least as favorable to us as those available from unrelated third parties.

With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its executive offices for each of the fiscal two years ended September 30, 2008 and 2007.  The table below sets forth the positions for each person. All amounts are in USD.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award ($)	Option Award ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)

Robert Gosine, former Chairman, CEO and CFO (1)	2008	0	0	0	0	0	0	0	0

G. Richard Smith, CEO and CFO (2)	2008 2007	180,000 135,000	0 0	0 0	0 0	0 0	0 0	0 0	0 0
__________
(1)
On December 9, 2008, we acquired Ophthalmic International, Inc. in a Share Exchange Agreement and in connection with that transaction, Robert Gosine tendered his resignation from the Board of Directors and from all offices held in the Company, effective immediately.

(2)
In connection with the acquisition of Ophthalmic International, Inc. on December 9, 2008, G. Richard Smith was elected as the CEO, CFO, Treasurer, Secretary and sole director of the Company effective upon the resignation of Mr. Gosine.  Mr. Smith forgave and waived his accrued but unpaid salary in fiscal year 2008 and 2007.

Option Grants

We do not currently have any equity incentive or stock option plan.  Accordingly, we did not grant options to purchase any equity interests to any employees or officers, and no stock options are issued or outstanding to any officers at September 30, 2008 or 2007.  However, we may adopt such plans in the future.

Employment Contracts

There are no employment agreements between the Company and its officers and directors.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding our common stock beneficially owned on December 9, 2008, for (i) each shareholder known to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our officers and directors, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.  A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  Except as set forth in this Form 8-K, there are not any pending or anticipated arrangements that may cause a change in control.  At December 9, 2008, 80,200,000 shares of our common stock were outstanding immediately after the Closing.

Name and Address of Beneficial Owner (1)	Nature of Security	Number of Shares	Percentage of Common Stock

G. Richard Smith	Common Stock	52,800,000 (1)	65.8%

All directors and executive officers as a group (one person)	Common Stock	52,800,000 (1)	65.8%
___________
(1)   Includes 47,600,000 shares acquired by Mr. Smith pursuant to the Share Exchange Agreement and 5,200,000 acquired by Mr. Smith from a former principal shareholder on December 9, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From January 2007 through September 30, 2007, our President, G. Richard Smith, and his family members, loaned OI $134,500.  $11,000 of these loans bear an annual interest rate of 18% and the remainder bear an annual interest rate of 12%.  All of these loans are due on demand or prior to September 30, 2009.

From October 1, 2007 through September 30, 2008, G. Richard Smith and his family members loaned OI an additional $126,360 (a total of $260,860).  $11,000 of these loans bear an annual interest rate of 18% and the remainder bear an annual interest rate of 12%.  All of these loans are due on demand or prior to September 30, 2009.

DESCRIPTION OF SECURITIES

As of December 9, 2008, our authorized capital stock consists of 400,000,000 shares of common stock, $0.001 par value, and 100,000,000 shares of preferred stock, $0.001 par value. Immediately prior to the Closing, CYTTA had 24,200,000 shares of common stock issued and outstanding.  As of December 9, 2008 and immediately after the Closing, an aggregate of 80,200,000 shares of common stock were outstanding, including shares issued pursuant to the Share Exchange Agreement.

Common Stock

Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available at times and in amounts as our Board of Directors may determine.  Each stockholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of the stockholders.

Cumulative voting is not provided for in our articles of incorporation or any amendments thereto, which means that the majority of the shares voted can elect all of the directors then standing for election.  The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption.  Upon the occurrence of a liquidation, dissolution or winding-up, the holders of shares of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and satisfaction of preferential rights of any outstanding preferred stock.  There are no sinking fund provisions applicable to the Common Stock.  The outstanding shares of Common Stock are, and the shares of Common Stock to be issued upon conversion of the Warrants will be, fully paid and non-assessable.

Preferred Stock

The Company's Board of Directors has the authority to divide the preferred stock shares into series and to fix the voting powers, designation, preference, and relative participating, option or other special rights, and the qualifications, limitations, or restrictions of the shares of any series so established.  The Company has issued no preferred stock shares as of December 9, 2008.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, having $0.001 par value per share (“Common Stock”), may be traded on the Over-The-Counter Bulletin Board (“OTCBB”) under the symbol “CYTC.”  There had been no trading of our stock through December 4, 2008.  Following the Acquisition, the combined Company could be traded on the OTCBB.

Transfer Agent and Registrar

Island Stock Transfer is currently the transfer agent and registrar for our Common Stock.  Its address is 100 Second Avenue South, Suite 705S, St. Petersburg, Florida 33701.  Its phone number is (727) 289-0010 and its fax number is (727) 289-0069.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our Board of Directors out of funds legally available for such purpose.  We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock.  In addition, we currently have no plans to pay such dividends.  Our Board of Directors currently intends to retain all earnings for use in the business for the foreseeable future.  See “Risk Factors.”

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The General Corporation Law of Nevada provides that directors, officers, employees or agents of Nevada corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer, employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

Our by-laws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

Item 5.01	Changes in Control of Registrant

As explained more fully in Item 2.01, in connection with the Share Exchange Agreement, on December 9, 2008, we issued 56,000,000 shares of our Common Stock to OI shareholders in exchange for the transfer of 100% of the outstanding shares of OI capital stock to us and Mr. Smith acquired 5,200,000 shares from a former principal shareholder.  As such, immediately following the Acquisition, the OI shareholders held approximately 76.3% of the voting power of all classes of our outstanding stock entitled to vote.

In connection with the Closing of the Acquisition, and as explained more fully in Item 2.01 above, under the section titled “Management” and in Item 5.02 of this Current Report on Form 8-K, Mr. Robert Gosine resigned as President, CEO, Treasurer and Director of our company.  In addition, Ms. Amber Dawn Bear Robe also resigned as our Secretary and a Director. Further, effective December 9, 2008, Mr. G. Richard Smith was appointed as the sole member of our Board of Directors.  Finally, effective December 9, 2008, Mr. Smith was also appointed as our President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Directors and Officers

Effective December 9, 2008, Robert Gosine and Amber Dawn Bear Robe resigned as members of our Board of Directors and all of their offices. There were no disagreements between Mr. Gosine, Ms. Bear Robe and us or any officer or director of the Company.

Appointment of Directors and Officers

Effective December 9, 2008, the following persons were appointed as members of the Board of Directors and to the following offices:

Name	Age	Position

G. Richard Smith	61	Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and Director

From January 2007 to December 9, 2008, Mr. Smith was the President, Treasurer, Secretary and sole Director of OI.  From 1996 to January 2007, Mr. Smith was Chairman, Secretary, Director and a principal shareholder of Coronado Industries, Inc., the former parent of OI and a publicly traded company.  Coronado Industries, Inc. changed its name to Continental Fuels, Inc. in 2007.

Employment Agreements of the Executive Officers

We have not entered into any employment agreements with Mr. Smith, but the Board of Directors approved an annual salary of $180,000 for him.

Item 9.01	Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The audited Consolidated Financial Statements of the Ophthalmic International, Inc. as of September 30, 2007 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION.

The following pro forma financial information of CYTTA Corp. is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

1.	The Unaudited Pro Forma Condensed Combined Balance Sheet of CYTTA Corp. as of September 30, 2008
2.	The Unaudited Pro Forma Condensed Combined Statement of Operations of CYTTA Corp. as of September 30, 2008

(d)  EXHIBITS

Exhibit No.	Description

2.1	Share Exchange Agreement, dated December 5, 2008, by and among CYTTA Corp. and Ophthalmic International, Inc.

99.1	Audited Consolidated Financial Statements of Ophthalmic International, Inc. as of September 30, 2007 and 2008

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations of CYTTA Corp. as of September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 12, 2008

CYTTA CORP.

By:	/s/ G. Richard Smith

G. Richard Smith
President and Chief Executive Officer